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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                June 26, 2007


                           PRESIDENT CASINOS, INC.
              (Exact Name of Registrant as Specified in Charter)


        DELAWARE                   0-20840                  51-0341200
(State of Incorporation)     (Commission File No.)        (IRS Employer
                                                        Identification No.)


   P.O. Box 220645, St. Louis, Missouri                        63122-0645
 (Address of principal executive officer)                      (Zip Code)


Registrant's telephone number including area code:  (314) 622-3018


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountants.

Previous Independent Registered Public Accounting Firm

  On June 26, 2007, the Board of Directors of President Casinos, Inc. (the "Registrant") approved the Registrant's dismissal of Deloitte & Touche LLP Certified Public Accountants ("Deloitte") as independent registered public accounting firm of the Registrant and its subsidiaries.

  The reports of Deloitte on the Registrant's consolidated financial statements for the years ended February 28, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope, accounting principle or uncertainty; except, the audit reports for the years ended February 28, 2007 and 2006 contained an explanatory paragraph regarding the substantial doubt about the Registrant's ability to continue as a going concern.

  During the years ended February 28, 2007 and 2006, and through the period ended June 26, 2007, the Registrant has not had any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference thereto in their report on the Registrant's consolidated financial statements for such year.

New Independent Registered Public Accounting Firm

  On June 26, 2007, the Registrant engaged RubinBrown LLP ("RubinBrown") as the Registrant's independent accountants to report on the Registrant's consolidated balance sheet as of February 28, 2008, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint RubinBrown was approved by the Registrant's Board of Directors. During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of RubinBrown, neither the Registrant nor anyone on the Registrant's behalf consulted with RubinBrown regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  See exhibit index.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 26, 2007

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                 -------------------------------------------
                                 Ralph J. Vaclavik, Senior Vice President
                                 and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number           Description

Exhibit 16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated June 26, 2007.